Premises and Equipment	12 Months Ended
Sep. 30, 2012
Premises and Equipment [Abstract]
Premises and Equipment
PREMISES AND EQUIPMENT

September 30,		2012	2011
		(In thousands)
	Estimated Useful Life
Land	—	$82,426	$78,282
Buildings	25 - 40	114,106	102,403
Leasehold improvements	7 - 15	7,530	6,919
Furniture, fixtures and equipment	2 - 10	33,522	31,036
		237,584	218,640
Less accumulated depreciation and amortization		(58,739)	(52,047)
		$178,845	$166,593

The Company has non-cancelable operating leases for branch offices. Future minimum net rental commitments for all non-cancelable leases, including maintenance and associated costs, were as follows: $3.3 million for 2013, $2.6 million for 2014, $2.0 million for 2015, $1.1 million for 2016 and $2.6 million thereafter. Rental expense, including amounts paid under month-to-month cancelable leases, amounted to $3,825,000, $3,083,000 and $3,170,000 in 2012, 2011 and 2010, respectively.